Exhibit 10.2

FIRST AMENDMENT

TO

ENER-CORE, INC.

2015 OMNIBUS INCENTIVE PLAN

In accordance with those certain resolutions adopted by the Board of Directors and stockholders of Ener-Core, Inc., a Delaware corporation (the “Company”), the 2015 Omnibus Incentive Plan (the “Plan”) of the Company is hereby amended as follows:

1.           Section 4.1 of the Plan is hereby amended and restated in its entirety to increase the number of shares reserved for issuance under the Plan as follows:

“4.1.     Authorized Number of Shares.

Subject to adjustment under Section 15, the aggregate number of shares of Common Stock that may be initially issued pursuant to the Plan is 600,000. In addition, Shares underlying any outstanding award granted under the Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Board from time to time.”

2.          Unless otherwise expressly provided for in this First Amendment to the Plan (the “First Amendment”), all capitalized words, phrases, or defined terms used in this First Amendment will have the same meaning ascribed to them in the Plan.

3.          Except as expressly set forth in this First Amendment, there have been no other changes or modifications to the Plan, and the Plan remains otherwise unchanged and in full force and effect.

4.         This First Amendment shall be effective as of September 26, 2016.

I hereby certify that the Plan was duly amended and such First Amendment has been duly approved by the Board of Directors of the Company as of August 22, 2016 and such First Amendment has been duly approved by the stockholders of the Company as of September 26, 2016.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this First Amendment to be executed effective as of the date set forth above.

ENER-CORE, INC.,
A Delaware corporation

By:
Domonic J. Carney, Chief Financial Officer